Supplement Dated January 9, 2015

to

Prospectuses Dated May 1, 2014

For

Protective Dimensions Issued Before 12/3/2012

Protective Dimensions Issued On or After 12/3/2012
 Contracts Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective on or about February 2, 2015 (the “Closing Date”), the following Sub-Accounts will no longer be available for new investments under your Contract:

MFS VIT II Emerging Markets Equity

MFS Growth

MFS VIT II International Value

MFS Investors Growth Stock

MFS Investors Trust

MFS New Discovery

MFS Research

MFS Total Return

MFS Utilities

MFS Value

MFS Research Bond

Impact of Sub-Accounts Closing

On the Closing Date, if you have Contract Value allocated to one or more of the Sub-Accounts listed above (each, an “MFS Sub-Account”), your Contract Value in the MFS Sub-Account(s) can continue to remain in the MFS Sub-Account(s).  On or after the Closing Date, the following applies:

•                  If your instructions for allocations of Contract Value or Purchase Payments prior to the Closing Date include one or more MFS Sub-Accounts, your instructions for allocations will not change and you may continue to allocate Purchase Payments and Contract Value to those MFS Sub-Accounts.

•                  If your allocation instructions on and after the Closing Date do not include a particular MFS  Sub-Account, and you do not have any Contract Value in a particular MFS Sub-Account, you may not allocate Purchase Payments or transfer Contract Value to that particular MFS Sub-Account after the Closing Date.

•                  If the Contract Value in a particular MFS Sub-Account is transferred out of that Sub-Account to another available Sub-Account, you may not transfer Contract Value back into the original MFS Sub-Account or any other MFS Sub-Account, unless the MFS Sub-Account is already an allocation selection.

•                  If you change your allocation instructions from an MFS Sub-Account to another available Sub-Account, you may not include that MFS Sub-Account in any allocation instructions going forward unless you have Contract Value allocated to that MFS Sub-Account.

Resulting Revisions to Model Portfolios

Some of the MFS Sub-Accounts are included in the Model Portfolios available under your Contract.  As a result, the Model Portfolios will be revised to eliminate those Sub-Accounts as investment selections under the Model Portfolios effective as of the Closing Date.  However, the target allocation of assets in each Model Portfolio between equities and fixed income investments will not change.  You are receiving information regarding the composition of the new Model Portfolios, including the specific Sub-Accounts and the allocations to each of those Sub-Accounts.  We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes.  Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you.  Please talk to him or her if you have additional questions about these Model Portfolios.  If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

Impact on Allocation Adjustment Program beginning on or about March 16, 2015

Beginning on or about March 16, 2015, we will no longer accept any transfers of Contract Value into the MFS Sub-Accounts under the Allocation Adjustment Program available under the Contracts.  Accordingly, if you are participating in the Allocation Adjustment Program by virtue of the required investment allocations and restrictions required under the SecurePay Rider, and if Contract Value in one of the MFS Sub-Accounts is transferred out of the Sub-Account to the Oppenheimer Money Fund Sub-Account pursuant to the Allocation Adjustment Program, that Contract Value will not be reallocated to the MFS Sub-Account, even if the AUV of the MFS Sub-Account rises above its simple 12 month moving average.  When the Contract Value is transferred out of the MFS Sub-Account and into the Oppenheimer Money Fund Sub-Account, your allocation instructions will be changed to replace the MFS Sub-Account with the Oppenheimer Money Fund Sub-Account.  You will receive confirmation of the transfer and allocation change and you may provide us with new allocation instructions if desired.

How to Change Your Allocation Instructions

When you are ready to change your allocation instructions, please take one of the following actions:

1.              Online:  Access the account at www.myaccount.protective.com.

2.              By fax: Complete the enclosed form and fax it to us at 205.268.6479.

3.              By mail: Complete the enclosed form return it to us at P.O. Box 1928, Birmingham, AL 35201-1928.

4.              By phone: 800.456.6330.

Please note that if you have purchased the SecurePay rider, your new allocation instructions must comply with the Allocation by Investment Category restrictions described in your Prospectus.